SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 26, 2001

AVERT, INC.
(Exact name of registrant as specified in its charter)

Colorado
(State of other jurisdiction of incorporation)

0-239052
(Commission File Number)

84-1028716
(I.R.S. Employer Identification No.)

301 Remington, Fort Collins, Colorado        80524
(Address of principal executive offices)     Zip Code

     Registrant's telephone number, including area code: 970-484-7722

301 Remington Fort Collins, CO 80524
(Former name of former address, if changed since last report)

Item 5. Other Events

a)           Avert, Inc. Announced Dividend

Item 7. Financial Statements and Exhibits

          c)            Exhibits

          99           Press release dated February 26, 2001

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                                                                                       AVERT, INC.

Date         February 28, 2001                                                                    By: /s/ Dean A. Suposs
                                                                                                                              Dean A. Suposs, President

EXHIBIT INDEX

Exhibit No.                                                     Exhibit Description                                                     Page

          99                                                         Press Release, dated                                                      5
                                                                       February 26, 2001